UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 16, 2010
Date of Report (Date of earliest event reported)

PICO HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

California (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

875 Prospect Street, Suite 301
La Jolla, California  92037
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 389-3222

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure.

Vidler Water Company, Inc. (“Vidler”), a wholly-owned subsidiary of PICO Holdings, Inc. (the “Company”), issued a press release on April 16, 2010 announcing the Settlement Agreement described in “Item 8.01 Other Events” below.  The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated by reference in its entirety.  The information in this Item 7.01 and the exhibit attached hereto is being furnished (not filed).

Item 8.01                 Other Events.

On April 15, 2010, the Lincoln County Water District’s Board of Trustees ratified the Settlement Agreement and Mutual Release (the “Settlement Agreement”), dated as of April 1, 2010, entered into by Vidler, Lincoln County Water District (the “Lincoln”) and the State Engineer, State of Nevada, Tracy Taylor, P.E., Nevada State Engineer, and Jason King, P.E., Acting Nevada State Engineer, (collectively, the “State Engineer”), pursuant to which each party released and discharged the other parties from claims, liabilities, demands, and causes of actions (known or unknown, whether or not asserted) arising out of or in connection with the claims and allegations contained in Lincoln’s and Vidler’s state and federal complaints relating to their joint Tule Desert Groundwater applications for future water resource development in the Tule Desert Hydrographic Basin.  Pursuant to the Settlement Agreement, the State Engineer will grant, subject to certain conditions, Vidler and Lincoln 7,240 acre-feet of annual water rights, with an initial 2,900 acre-feet of annual water rights available for immediate use.  The remainder of the water rights will be subject to staged pumping and development and the authorization of the State Engineer.  The Settlement Agreement also provides for the continuing collection of recharge data and pumping data over the next several years by Lincoln and Vidler to further refine the modeling of the basin and potential impacts, if any, from deep aquifer pumping in the remote, unpopulated desert valley in Lincoln County, Nevada.  Vidler, Lincoln and the State Engineer will also stipulate to dismiss the pending state and federal lawsuits relating to Lincoln and Vidler’s Tule Desert Groundwater applications with the State Engineer.

The parties have agreed that the settlement is intended solely as a compromise of disputed claims, and is not to be construed as an admission of liability on the part of any party.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the press release contain statements that may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  These statements are based on current expectations of future events.  A variety of factors could cause actual results to differ materially from the anticipated expectations expressed.  For information regarding such factors, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K, copies of which may be obtained by contacting the Company at (888) 389-3222 or at http://investors.picoholdings.com.  Except as required by law, the Company does not undertake any obligation to update the information contained herein, which speaks only as of the respective dates of this Current Report and the press release.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press release of Vidler Water Company, Inc. dated April 16, 2010 (announcing settlement of Tule Desert Hydrographic Basin litigation)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2010

PICO HOLDINGS, INC.
By:	/s/ James F. Mosier
James F. Mosier
General Counsel and Secretary